Trade and other payables	12 Months Ended
Dec. 31, 2024
Trade and other payables
Trade and other payables

18.Trade and other payables

Trade payables are initially recognised at fair value and then held at amortised cost. Long-term payables are discounted where the effect is material. Trade payables are derecognised when the original liability is either discharged, usually through payment, or substantially modified.

Composition of trade and other payables

	2024 £m	2023 £m
Trade payables	1,973	1,855
Customer return and rebate accruals	738	717
Other payables and accruals	477	374
Wages and salaries	290	365
Accrued interest on financial liabilities	104	100
Social security	54	45
VAT payables	51	49
Deferred income	18	21
Total	3,705	3,526

Customer return and rebate accruals are provided for by the Group at the point of sale in respect of the estimated rebates, discounts or allowances payable to customers. Accruals are made at the time of sale but the actual amounts paid are based on claims made some time after the initial recognition of the sale. The level of accrual is reviewed and adjusted quarterly in light of historical experience of actual rebates, discounts or allowances given and returns made and any changes in arrangements. The assumptions used in estimation are based on known facts with a high level of accuracy. In addition, the Group’s promotional programmes are typically short term in nature resulting in lower inherent estimation uncertainty. As a result, management considered no likelihood of material change in the next financial year.

Customer return and rebate accruals are not presented net against any trade receivables that may be owing from the same customer as the offsetting criteria in IAS 32 have not been met.

Refer to Note 24, ‘Related party transactions’ for further details on amounts payable to GSK and Pfizer.

Supply chain financing arrangements

The Group has supply chain financing (SCF) arrangements in place. The principal purpose of these arrangements is to enable the supplier, if it so wishes, to sell its receivables due from the Group to a third-party bank prior to their due date, thus providing earlier access to liquidity. From the Group’s perspective, the invoice payment due date remains unaltered and the payment terms of suppliers participating in the SCF programmes are similar to those suppliers that are not participating, and to the wider industry more generally.

If a receivable is purchased by a third-party financial institution, that financial institution does not benefit from additional security when compared to the security originally enjoyed by the supplier.

These amounts are included within trade payables and all cash flows associated with the programmes are included within cash flow from operating activities as they continue to be part of the normal operating cycle of the Group.

Carrying amount of liabilities (£m)	2024	2023
Presented within trade and other payables	15	4
of which suppliers have received payments	8	2
Range of payment due dates
Liabilities that are part of the arrangements	60-125	60-125
Comparable trade payables that are not part of the arrangement	30-125	30-125